UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

AEROJET ROCKETDYNE HOLDINGS, INC.
(Name of Registrant as Specified in Its Charter)

STEEL PARTNERS HOLDINGS L.P.

SPH GROUP HOLDINGS LLC

SPH GROUP LLC

STEEL PARTNERS HOLDINGS GP INC.

WEBFINANCIAL HOLDING CORPORATION

STEEL EXCEL, INC.

STEEL PARTNERS LTD.

WARREN G. LICHTENSTEIN

JAMES R. HENDERSON

TINA W. JONAS

JOANNE M. MAGUIRE

AUDREY A. MCNIFF

AIMEE J. NELSON

MARK A. TUCKER

MARTIN TURCHIN

VICE ADMIRAL MATHIAS W. WINTER, USN (RET.)

HEIDI R. WOOD

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Warren G. Lichtenstein, Executive Chairman of Aerojet Rocketdyne Holdings, Inc., is disclosing the Transcript of his “Save Aerojet Investor Conference Call” as additional soliciting materials. The Transcript has also been posted on the website https://saveaerojet.com/. The Transcript is attached hereto as Exhibit 99.1 and is incorporated herein by reference.